UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2022

GEMINI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39438	85-1612845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

297 Boston Post Road #248, Wayland, MA1	01778
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 401-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GMTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

[1]	The Company does not currently maintain a physical headquarters but maintains a mailing address at 297 Boston Post Road #248, Wayland, MA 01778.

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On August 9, 2022, Gemini Therapeutics, Inc., a Delaware corporation (“Gemini” or the “Company”), Gemstone Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Gemini (“Merger Sub”), and Disc Medicine, Inc., a Delaware corporation (“Disc”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Disc, with Disc continuing as a wholly owned subsidiary of Gemini and the surviving corporation of the merger (the “Merger”). The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Subject to the terms and conditions of the Merger Agreement, at the closing of the Merger, (a) each then outstanding share of Disc common stock (including shares of Disc common stock issued upon conversion of Disc preferred stock and shares of Disc common stock issued in the financing transaction described below) will be converted into the right to receive a number of shares of Gemini common stock calculated in accordance with the Merger Agreement (the “Exchange Ratio”); and (b) each then outstanding Disc stock option to purchase Disc common stock will be assumed by Gemini, subject to adjustment as set forth in the Merger Agreement. Under the terms of the Merger Agreement, prior to the closing of the transaction, the board of directors of the Company (the “Board”) may take actions to effect vesting treatment of equity awards of the Company in accordance with the terms of underlying equity award agreements or otherwise in accordance with the terms of the Merger Agreement.

Under the Exchange Ratio formula in the Merger Agreement, upon the closing of the Merger, on a pro forma basis and based upon the number of shares of Company common stock expected to be issued in the Merger, pre-Merger Gemini shareholders will own approximately 28% of the combined company and pre-Merger Disc stockholders will own approximately 72% of the combined company, before giving effect to the concurrent financing transaction described below. For purposes of calculating the Exchange Ratio, shares of Gemini common stock underlying Gemini stock options outstanding as of immediately prior to the closing of the Merger with an exercise price per share of less than or equal to $4.50 (as adjusted for the reverse stock split described below) will be deemed to be outstanding and all shares of Disc common stock underlying outstanding Disc stock options, warrants and other derivative securities will be deemed to be outstanding. The Exchange Ratio will be adjusted to the extent that Gemini’s net cash at closing is less than $87.4 million or greater than $96.6 million and based on the amount of the financing transaction described below, as further described in the Merger Agreement.

In connection with the Merger, Gemini will seek the approval of its stockholders to, among other things, (a) issue the shares of Gemini common stock issuable in connection with the Merger under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) and (b) amend its certificate of incorporation to effect a reverse split of Gemini common stock, as determined by the Gemini board of directors prior to the closing of the Merger (the “Gemini Voting Proposals”).

Each of Gemini and Disc has agreed to customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants relating to (1) using commercially reasonable efforts to obtain the requisite approval of its stockholders, (2) non-solicitation of alternative acquisition proposals, (3) the conduct of their respective businesses during the period between the date of signing the Merger Agreement and the closing of the Merger, (4) Gemini using commercially reasonable efforts to maintain the existing listing of the Gemini common stock on Nasdaq and Gemini causing the shares of

Gemini common stock to be issued in connection with the Merger to be approved for listing on Nasdaq prior to the closing of the Merger, and (5) Gemini filing with the U.S. Securities and Exchange Commission (the “SEC”) and causing to become effective a registration statement to register the shares of Gemini common stock to be issued in connection with the Merger (the “Registration Statement”).

Consummation of the Merger is subject to certain closing conditions, including, among other things, (1) approval by Gemini stockholders of the Gemini Voting Proposals, (2) approval by the Disc stockholders of the adoption of the Merger Agreement, (3) Nasdaq’s approval of the listing of the shares of Gemini common stock to be issued in connection with the Merger, and (4) the effectiveness of the Registration Statement. Each party’s obligation to consummate the Merger is also subject to other specified customary conditions, including regarding the accuracy of the representations and warranties of the other party and the performance in all material respects by the other party of its obligations under the Merger Agreement required to be performed on or prior to the date of the closing of the Merger.

The Merger Agreement contains certain termination rights of each of Gemini and Disc. Upon termination of the Merger Agreement under specified circumstances, Gemini may be required to pay Disc a termination fee of $3,000,000 and/or reimburse Disc’s expenses up to a maximum of $750,000, and Disc may be required to pay Gemini a termination fee of $7,800,000 and/or reimburse Gemini’s expenses up to a maximum of $750,000.

At the effective time of the Merger (the “Effective Time”), the Board of Directors of Gemini is expected to consist of nine (9) members, eight (8) of whom will be designated by Disc and one (1) of whom will be designated by Gemini.

Financing Transaction

Concurrently with the execution and delivery of the Merger Agreement, certain parties have entered into agreements with Disc pursuant to which they have agreed, subject to the terms and conditions of such agreements, to purchase prior to the consummation of the Merger shares of Disc common stock for an aggregate purchase price of approximately $53.5 million. The consummation of the transactions contemplated by such agreements is conditioned on the satisfaction or waiver of the conditions set forth in the Merger Agreement. Shares of Disc common stock issued pursuant to this financing transaction will be converted into shares of Gemini common stock in the Merger in accordance with the Exchange Ratio.

Contingent Value Rights Agreement

At or prior to the Effective Time, the Company will enter into a Contingent Value Rights Agreement (the “CVR Agreement”) with a rights agent (“Rights Agent”) pursuant to which the Company’s pre-Merger common stockholders will receive one contingent value right (each, a “CVR”) for each outstanding share of Gemini common stock held by such stockholder on such date. Each CVR will represent the contractual right to receive payments, in the form of shares of stock of the Company, upon the actual receipt by the Company or its affiliates of certain proceeds derived from consideration paid to the Company as a result of the disposition of the Company’s pre-Merger legacy assets, net of certain expenses and other deductions. Any payments under the CVR Agreement will be in the form of shares of the Company, determined on the basis of a volume weighted average for the five (5) trading days prior to the date of issuance.

The contingent payments under the CVR Agreement, if they become payable, will become payable to the Rights Agent for subsequent distribution to the holders of the CVRs. In the event that no such proceeds are received, holders of the CVRs will not receive any payment pursuant to the CVR Agreement. There can be no assurance that any payment of any Company shares will be made or that any holders of CVRs will receive any amounts with respect thereto.

The right to the contingent payments contemplated by the CVR Agreement is a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement. The CVRs will not be evidenced by a certificate or any other instrument and will not be registered with the SEC. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in the Company or any of its affiliates. No interest will accrue on any amounts payable in respect of the CVRs.

Support Agreements and Lock-Up Agreements

Concurrently with the execution of the Merger Agreement, (i) certain stockholders of Disc (solely in their respective capacities as Disc stockholders) holding approximately 90% of the outstanding shares of Disc capital stock have entered into support agreements with Gemini and Disc to vote all of their shares of Disc capital stock in favor of adoption of the Merger Agreement and against any alternative acquisition proposals (the “Disc Support Agreements”) and (ii) certain stockholders of Gemini holding approximately 36% of the outstanding shares of Gemini common stock have entered into support agreements with Gemini and Disc to vote all of their shares of Gemini common stock in favor of the Gemini Voting Proposals and against any alternative acquisition proposals (the “Gemini Support Agreements”, and together with the Disc Support Agreements, the “Support Agreements”).

Concurrently with the execution of the Merger Agreement, certain executive officers, directors and stockholders of Gemini and Disc have entered into lock-up agreements (the “Lock-Up Agreements”) pursuant to which, subject to specified exceptions, they agreed not to transfer their shares of Gemini common stock for the 180-day period following the closing of the Merger.

The preceding summaries of the Merger Agreement, the Support Agreements and the Lock-Up Agreements do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the form of Disc Support Agreement, the form of Gemini Support Agreement, the form of Lock-Up Agreement and the form of Contingent Value Rights Agreement, which are filed as Exhibits 2.1, 10.1, 10.2 10.3 and 10.4, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about Disc or Gemini or to modify or supplement any factual disclosures about Gemini in its public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of Disc, Gemini and Merger Sub made solely for the purpose of the Merger Agreement and solely for the benefit of the parties thereto in connection with the negotiated terms of the Merger Agreement. Investors should not rely on the representations, warranties and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of Disc, Gemini or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the Merger Agreement, rather than establishing matters of fact.

Item 7.01.	Regulation FD Disclosure.

On August 10, 2022, Gemini and Disc issued a joint press release announcing the execution of the Merger Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference.

Furnished as Exhibit 99.2 hereto and incorporated herein by reference is the investor presentation that will be used by Gemini and Disc in connection with the Merger.

The Company plans to host a live webcast presentation to discuss the Merger as well as Disc’s platform and pipeline assets at 8:00 am Eastern time on August 10, 2022. The live webcast presentation can be accessed at the Events & Presentations page of Gemini’s website or by dialing 1-(888) 660-6186 or 1-(929) 203-0798 internationally and referencing conference ID number 6678391. A webcast of the presentation and associated slides will be available on the Investors & Media section of Gemini’s website at http://investors.geminitherapeutics.com and a replay will be archived for 30 days following the presentation.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)) concerning Gemini, Disc, the proposed transaction and other matters. These forward-looking statements include express or implied statements relating to Gemini’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Gemini, Disc or the proposed transaction will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Gemini’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the closing of the transaction are not satisfied, including the failure to obtain stockholder approval for the transaction; the risk that the concurrent financing is not completed in a timely manner or at all; uncertainties as to the timing of the consummation of the transaction and the ability of each of Gemini and Disc to consummate the transaction, including the concurrent financing; risks related to Gemini’s continued listing on the Nasdaq Stock Market until closing of the proposed transaction; risks related to Gemini’s and Disc’s ability to correctly estimate their respective operating expenses and expenses associated with the transaction, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the merger on Gemini’s or Disc’s business relationships, operating results and business generally; costs related to the merger; the outcome of any legal proceedings that may be instituted against Gemini, Disc or any of their respective directors or officers related to the merger agreement or the transactions contemplated thereby;

the ability of Gemini or Disc to protect their respective intellectual property rights; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; legislative, regulatory, political and economic developments; and those factors described under the heading “Risk Factors” in the Gemini’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors included in later filings, including any Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Should one or more of these risks or uncertainties materialize, or should any of Gemini’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the ongoing COVID-19 pandemic and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. Gemini’s forward-looking statements only speak as of the date they are made, and Gemini does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transaction between Gemini and Disc, Gemini intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Gemini and information statement of Disc. GEMINI URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GEMINI, DISC, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus/information statement and other documents filed by Gemini with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders should note that Gemini communicates with investors and the public using its website (www.geminitherapeutics.com) and the investor relations website (https://investors.geminitherapeutics.com/) where anyone will be able to obtain free copies of the proxy statement/prospectus/information statement and other documents filed by Gemini with the SEC and stockholders are urged to read the proxy statement/prospectus/information statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

Gemini, Disc and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Gemini’s directors and executive officers is included in Gemini’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus/information statement relating to the transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated as of August 9, 2022, by and among Gemini Therapeutics, Inc., Gemstone Merger Sub, Inc. and Disc Medicine, Inc.

10.1	Form of Disc Support Agreement

10.2	Form of Gemini Support Agreement

10.3	Form of Lock-Up Agreement

10.4	Form of Contingent Value Rights Agreement

99.1	Joint Press Release issued on August 10, 2022

99.2	Investor Presentation, dated August 10, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for any exhibits or schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMINI THERAPEUTICS, INC.

Date: August 10, 2022	By:	/s/ Dr. Georges Gemayel
	Name:	Dr. Georges Gemayel
	Title:	Interim President and Chief Executive Officer